SENIOR SECURED CONVERTIBLE NOTES (Q2)	6 Months Ended	12 Months Ended
	Jun. 30, 2022	Dec. 31, 2021
Debt Disclosure [Abstract]
SENIOR SECURED CONVERTIBLE NOTES
NOTE 9 – 15% CONVERTIBLE PROMISSORY NOTES
In February 2022, the Company issued $7.0 million in aggregate principal amount of convertible promissory notes due September 30, 2022 (the “Convertible Notes”).
The Convertible Notes accrued interest at the rate of 15.0% per annum on the principal amount of the Convertible Notes, due and payable at the maturity date of September 30, 2022 (the “Maturity Date”), if not converted prior to the maturity date. Under the terms of such notes, the conversion of the Convertible Notes could be triggered by the closing of the business combination between Tuatara and Legacy SpringBig, the occurrence of the stated maturity date, or in connection with certain equity issuances. The Convertible Notes contained customary events of default such as failures to observe or perform any covenants, obligation, condition or agreement contained in the Convertible Notes and commencement of bankruptcy.
In connection with the consummation of the business combination, the Convertible Notes and outstanding accrued interest converted in full into 730,493 of common stock at a price of $10.00 per share, representing repayment of principal of $7.0 million and outstanding interest of $305,000, in accordance with the terms of the Convertible Notes.
The Company recorded $216,000 and $305,000 of interest expense on the Convertible Notes for the three months ended and six months ended June 30, 2022, respectively.
NOTE 10 – SENIOR SECURED CONVERTIBLE NOTES
In connection with the business combination, on June 14, 2022, the Company issued $11.0 million in aggregate principal amount of Senior Secured Original Issue Discount Convertible Note, due June 14, 2024 (the “Secured Convertible Notes”), issued at a discount of $1.0 million, with proceeds of $10.0 million received on the Closing Date. The Secured Convertible Notes accrue interest at the rate of 6.0% per annum which is payable quarterly in arrears, commencing six months after issuance, which may be settled in cash. The Company may, at its option, satisfy each principal payment either in cash or, if certain conditions set forth in the Secured Convertible Notes are met, by issuing a number of shares of common stock equal to the amount due on such date divided by the lower of (i) the number of shares determined based on at a rate of $12.00 per share or (ii) 93% of the volume-weighted average price prior to such monthly payment date.
The issuance of the Secured Convertible Notes allows up to $16.0 million principal amount to be issued which has been subscribed for by a global institutional investor. The initial tranche of $11.0 million closed in connection with the closing of the merger. The second tranche of $5.0 million, subject to certain conditions in the agreement, will close 60 days after a resale registration statement regarding the common stock underlying the Secured Convertible Notes and Convertible Warrants (defined below) is declared effective by the SEC, or at such other time as is determined by the Company and the investor, subject to certain conditions.
A warrant representing 586,980 shares of common stock of the Company (the “Convertible Warrant”) was also issued in a private placement with the purchaser party thereto. The Convertible Warrant is exercisable for shares of the Company’s common stock at an exercise price of $12.00 per share, subject to certain anti-dilution adjustments.
The Note is convertible at the option of the holder beginning at the earlier of (i) the date of effectiveness of a registration statement as contemplated in that certain Registration Rights Agreement entered into between the Company and the purchaser party thereto or (ii) June 14, 2023 at an initial conversion share price of $12.00 per share.
The Secured Convertible Notes are secured against substantially all the assets of the Company and each material subsidiary, including Legacy SpringBig.
The Secured Convertible Notes include restrictive covenants that, among other things, limit the ability of the Company to incur additional indebtedness and guarantee indebtedness; incur liens or allow mortgages or other encumbrances; prepay, redeem, or repurchase certain other debt; pay dividends or make other distributions or repurchase or redeem our capital stock; sell assets or enter into or effect certain other transactions (including a reorganization, consolidation, dissolution or similar transaction or selling, leasing, licensing, transferring or otherwise disposing of assets of the Company or its subsidiaries); issue additional equity (outside of the equity facility with Cantor, issuances under our equity compensation plan and other limited exceptions); enter into variable rate transactions (exclusive of the equity facility with Cantor); and adopt certain amendments to our governing documents, among other restrictions. The Notes also contains customary events of default.
The Company determined that the Secured Convertible Notes meet the variable share obligations requirements under ASC 480, Distinguishing Liabilities From Equity, as a result is classified as a liability measured at fair value, with changes in fair value recognized in earnings.
The Company adopted ASU 2020-06, Accounting for Convertible Instruments and Contracts in an Entity’s Own Equity and elected to carry the Secured Convertible Notes at fair value. The fair value is determined in accordance with ASC 820, Fair Value Measurement. See Note 15, Fair Value Measurements, to the accompanying consolidated financial statements for further information.
At June 30, 2022, the outstanding principal of the Secured Convertible Notes was $11.0 million with a carrying value of $9.8 million, net of discount of $1.2 million.
The Company recorded a change in fair value gain of approximately $11,000 for the three and six months ended June 30, 2022, the amount is included in the statement of operations for the period ended.

NOTE 7 – PAYCHECK PROTECTION PROGRAM LOAN
The Company received $781,000 from a Paycheck Protection Program (“PPP”) loan on May 1, 2020, through the Small Business Administration (“SBA”) that was made available under the CARES Act in response to the COVID-19 pandemic. On August 11, 2021 the Company received full forgiveness for the PPP loan. The income from forgiveness is included on the consolidated statements of operations for the year ended December 31, 2021.